Exhibit 10.6 (c)

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of November 22, 2016 (this “Amendment”), is by and among (i) NEXTERA ENERGY CANADA PARTNERS HOLDINGS, ULC, an unlimited liability company organized and existing under the laws of the Province of British Columbia (“Canadian Holdings”) and NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, a Delaware limited liability company (“US Holdings”, and together with Canadian Holdings, the “Borrowers”), (ii) NEXTERA ENERGY OPERATING PARTNERS, LP, a Delaware limited partnership (“OpCo” or, the “Guarantor”) (iii) the lending institutions that are parties hereto as Lenders (as defined below), (iv) BANK OF AMERICA, N.A., acting in its capacity as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Agreement), and (v) BANK OF AMERICA, N.A. (CANADA BRANCH), acting in its capacity as Canadian agent for the Lenders (the “Canadian Agent” and, together with the Administrative Agent and the Collateral Agent, the “Agents”) (the Borrowers, the Guarantor, the Lenders and the Agents are hereinafter sometimes collectively referred to as the “Parties” and individually as a “Party”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the Guarantor, the Lenders parties thereto and the Agent entered into a Revolving Credit Agreement, dated as of July 1, 2014, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 11, 2014, as further amended by that certain Second Amendment to Revolving Credit Agreement and Composite Amendment Agreement (collectively, the “Agreement”), pursuant to which the Lenders agreed to make loans to the Borrowers and to provide for the issuance of letters of credit for the account of the Borrowers in the maximum aggregate principal amount of TWO HUNDRED FIFTY MILLION AND 00/100 UNITED STATES DOLLARS (US$250,000,000.00) for the general corporate purposes of the Borrowers; and
WHEREAS, the Borrowers have requested that the Lenders agree to make certain modifications to the Agreement, which the Lenders have agreed so to do on the terms, and subject to the conditions of this Amendment;
NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Definitions and Rules of Interpretation.
Section 1.1.    Defined Terms. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Agreement.
Section 1.2.    Rules of Interpretation. Except as otherwise expressly provided herein, the rules of interpretation set forth in the Agreement shall apply to this Amendment.

Section 2.    Specific Amendments to the Agreement

Section 2.1. The definition of “Disposition” is hereby amended to read in its entirety as follows (new language is bold underscored):

“Disposition” or “Dispose” means the sale, transfer, lease, distribution or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
Section 2.2. The definition of “Hedge Bank” is hereby amended to read in its entirety as follows:

“Hedge Bank” means any counterparty (other than a Loan Party) to a Swap Contract permitted under Article 6.
Section 2.3. Section 1.01 of the Agreement is hereby amended to add the defined term “Hedge Agreement” which shall have the same meaning as “Swap Contract”.

Section 2.4 Sub-Sections (a)(ii) and (b)(ii) of Section 6.13 of the Agreement are hereby amended to read as follows (new language is bold underscored):

(ii)
OpCo Leverage Ratio. Permit the OpCo Leverage Ratio for the most recently completed Measurement Period to be greater than 5.5 to 1.0. Notwithstanding anything herein to the contrary, when calculating the OpCo Leverage Ratio for the purposes of this Section 6.13(a)(ii), the Swap Termination Value of all Swap Contracts then outstanding shall be excluded from the calculation of OpCo Funded Debt.

(ii)
US Holdings Leverage Ratio. Permit the US Holdings Leverage Ratio for the most recently completed Measurement Period to be greater than 5.5 to 1.0. Notwithstanding anything herein to the contrary, when calculating the US Holdings Leverage Ratio for the purposes of this Section 6.13(b)(ii), the Swap Termination Value of all Swap Contracts then outstanding shall be excluded from the calculation of US Holdings Funded Debt.

Section 2.5. Section 6.14 is hereby amended to provide, notwithstanding any provision thereof to the contrary, that “Third-Party Provided Funded Debt” (as defined in Section 6.14(e) thereof) includes Swap Contracts that otherwise meet the requirements of Section 6.14(f).

Section 2.6. Section 6.16(c)(iii) is hereby amended to read in its entirety as follows:

(iii)    Investments by any Loan Party in (A) a Subsidiary owned, in whole or in part, by it on the Agreement Effective Date, plus (B) Investments that would be permitted by Section 6.16(g), plus (C) so long as after giving Pro Forma Effect to such other Investments OpCo and US Holdings shall be in compliance with each of the covenants set forth in Section 6.13, any other Investments by the Loan Parties in their respective Subsidiaries;

Section 2.7. Section 6.18 is hereby amended to replace the concluding paragraph which begins with “provided, however, that any Disposition pursuant to this Section 6.18 . . .” to read in its entirety as follows:
provided, however, that any Disposition pursuant to this Section 6.18 shall be for fair market value; and provided further, however, notwithstanding anything herein to the contrary, the Loan Parties and Canadian Holdings shall, at any time, be permitted to Dispose of any direct or indirect interest any of them may have in any of the entities listed on Schedule 6.18 hereto, so long as such entities hold no material assets (other than their ownership interests in their respective Subsidiaries, which, prior to such Disposition, will be transferred to another entity that is directly or indirectly owned by one of the Loan Parties), and conduct no material operations.
Section 3.    Specific Amendments to the Intercreditor Agreement. The Intercreditor Agreement (as defined in the Credit Agreement) is hereby amended by replacing the word “indebtedness” with “indebtedness or Funded Debt” in each place where the same occurs in the definitions of “Additional Senior Debt,” “Senior Creditors” and “Senior Secured Obligations” and in Section 7.5(c) of the Intercreditor Agreement.

Section 4.    Representations. Each of the Borrowers and the Guarantor hereby represent and warrant to the Lenders as follows:
(a)    that each of them has full right, power and authority to make, deliver and perform this Amendment;
(b)    each of the representations and warranties contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment are true and correct in all material respects, with the same effect as if made at and as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date); and

(b)    after giving effect to the provisions of this Amendment, no Default or Event of Default will have occurred and be continuing.

Section 5.    Amendment Effective Date. Upon the execution of this Amendment by the Borrowers, the Guarantor and the Lenders, this Amendment shall be deemed to be effective and the Agreement shall be amended as set forth above as of the date hereof.

Section 6.     Effect on Original Terms. The Borrowers, the Guarantor and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Agreement and each of the Security Documents shall remain unmodified and shall continue in full force and effect from and as of the Amendment Effective Date. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

Section 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard for the principles of conflicts of laws thereunder (other than §5-1401 of the New York General Obligations Law).

Section 8.    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO ENTER INTO THIS AMENDMENT.

Section 9.    Miscellaneous. This Amendment shall be binding upon and inure to the benefit of each of the Borrowers, the Guarantor, the Lenders and the Agents and their respective successors and permitted assigns. This Amendment may be executed in any number of counterparts, with each counterpart constituting an original, but altogether constituting but one and the same instrument.

Section 10.    Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

*        *        *

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.
NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:	NEXTERA ENERGY OPERATING PARTNERS GP, LLC, its General Partner

By:    PAUL I. CUTLER
Name: Paul I. Cutler
Title: Treasurer

STATE OF TEXAS     )
) ss.
COUNTY OF DALLAS)

Personally appeared before me, the undersigned, a Notary Public in and for said County, [Paul I. Cutler], to me known and known to me, who, being by me first duly sworn, declared that he is the Treasurer of NEXTERA ENERGY OPERATING PARTNERS GP, LLC, as General Partner of NEXTERA ENERGY OPERATING PARTNERS, LP, that being duly authorized he did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at __________, this 16 day of November, 2016.

DONNA TURMAN
Notary Public

My Commission Expires: 7/2/19

NEXTERA ENERGY CANADA PARTNERS HOLDINGS, ULC, as Borrower

By:    PAUL I. CUTLER
Name: Paul I. Cutler
Title: Treasurer

STATE OF TEXAS     )
) ss.
COUNTY OF DALLAS)

Personally appeared before me, the undersigned, a Notary Public in and for said County, [Paul I. Cutler], to me known and known to me, who, being by me first duly sworn, declared that he is the Treasurer of NEXTERA ENERGY CANADA PARTNERS HOLDINGS, ULC, that being duly authorized he did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at __________, this 16 day of November, 2016.

DONNA TURMAN
Notary Public

My Commission Expires: 7/2/19

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    PAUL I. CUTLER
Name: Paul I. Cutler
Title: Treasurer

STATE OF TEXAS     )
) ss.
COUNTY OF DALLAS)

Personally appeared before me, the undersigned, a Notary Public in and for said County, [Paul I. Cutler], to me known and known to me, who, being by me first duly sworn, declared that he is the Treasurer of NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, that being duly authorized he did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at __________, this 16 day of November, 2016.

DONNA TURMAN
Notary Public

My Commission Expires: 7/2/19

BANK OF AMERICA, N.A., as the Agent

By:	WILLIAM MERRITT

Name:	William Merritt

Title:	Director

STATE OF NORTH CAROLIAN)
) ss.
COUNTY OF MECKLENBURG)

Personally appeared before me, the undersigned, a Notary Public in and for said County, William Merritt, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Director of BANK OF AMERICA, N.A., that being duly authorized they did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Charlotte, NC, this 17 day of day of November, 2016.

JENNIFER P REDMILE
Notary Public

My Commission Expires:02/02/2018

BANK OF AMERICA, N.A. (CANADA BRANCH), as the Canadian Agent

By:	MEDLINA SALES DE ANDRADE

Name:	Medina Sales de Andrade

Title:	Vice President

PROVINCE OF ONTARIO)
) ss.
COUNTY OF YORK     )

Personally appeared before me, the undersigned, a Notary Public in and for said County,Medina Sales de Andrade, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Vice President of BANK OF AMERICA, N.A. (CANADA BRANCH), that being duly authorized they did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Toronto, Ontario this 17 day of November, 2016.

MARK DICKERSON
Notary Public

My Commission Expires: N/A - Does not expire

BANK OF AMERICA, N.A., as Lender and Issuing Bank

By:    WILLIAM MERRITT
Name:    William Merritt
Title:    Director

STATE OF NORTH CAROLINA)
) ss.
COUNTY OF MECKLENBURG)

Personally appeared before me, the undersigned, a Notary Public in and for said County, William Merritt, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Director of BANK OF AMERICA, N.A., that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Charlotte, NC this 17 day of day of November, 2016.

JENNIFER P REDMILE
Notary Public

My Commission Expires: 02/02/2018

BANK OF AMERICA, N.A. (CANADA BRANCH), as Lender

By:    MEDINA SALES DE ANDRADE
Name:    Medina Sales de Andrade
Title:    Vice President

PROVINCE OF ONTARIO)
) ss.
COUNTY OF YORK)

Personally appeared before me, the undersigned, a Notary Public in and for said County,Medina Sales de Andrade, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Vice President of BANK OF AMERICA, N.A. (CANADA BRANCH), that being duly authorized they did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Toronto, Ontario this 17 day of November, 2016.

MARK DICKERSON
Notary Public

My Commission Expires: N/A - Does not expire

GOLDMAN SACHS BANK USA, as Lender

By:    USHMA DEDHIYA
Name:    Ushma Dedhiya
Title:    Authorized Signatory

STATE OF NEW YORK)
) ss.
COUNTY OF NEW YORK)

Personally appeared before me, the undersigned, a Notary Public in and for said County, New York, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Authorized Signatory of GOLDMAN SACHS BANK USA, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at __________, this 18 day of day of November, 2016.

ANDREW D. ONEILL
Notary Public

My Commission Expires: OCT. 1 2020

MORGAN STANLEY BANK, N.A., as Lender

By:    PAT LAYTON
Name:    Pat Layton
Title:    Authorized Signatory

STATE OF NEW YORK)
) ss.
COUNTY OF NEW YORK)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Pat Layton, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Authorized Signatory of MORGAN STANLEY BANK, N.A., that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at 4:14 pm, this 18 day of November, 2016.

LOUISE RUSSO CHIN
Notary Public

My Commission Expires: 2/13/2018

BARCLAYS BANK PLC, as Lender

By:    MAY HUANG
Name:    May Huang
Title:    Assistant Vice President

STATE OF NEW YORK)
) ss.
COUNTY OF NEW YORK)

Personally appeared before me, the undersigned, a Notary Public in and for said County, May Huang, to me known and known to me, who, being by me first duly sworn, declared that he/she is a AVP of BARCLAYS BANK PLC, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at New York, this 18th day of day of November, 2016.

EVETTE A. SALDANA
Notary Public

My Commission Expires: DEC. 29, 2018

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:    MIKHAIL FAYBUSOVICH KARIM RAHIMTOOLA
Name:    Mikhail Faybusovich Karim Rahimtoola
Title:    Authorized Signatory Authorized Signatory

STATE OF NEW YORK)
) ss.
COUNTY OF NEW YORK)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Mikhail Faybusovich and Karim Rahimtoola, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Authorized Signatories of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at New York, NY this 18th day of day of November, 2016.

MARJORIE E. BULL
Notary Public

My Commission Expires: February 20, 2019

KEY BANK NATIONAL ASSOCIATION, as Lender

By:    SUKANYA V. RAJ
Name:    Sukanya V. Raj
Title:    Senior Vice President

STATE OF OHIO)
) ss.
COUNTY OF CLEVELAND)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Sukanya V. Raj, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Senior Vice President of KEY BANK NATIONAL ASSOCIATION, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Cleveland, this 21st day of day of November, 2016.

BONNIE A. BURTON
Notary Public

My Commission Expires: April 13, 2021

ROYAL BANK OF CANADA, as Lender

By:    FRANK LAMBRINOS
Name:    Frank Lambrinos
Title:    Authorized Signatory

STATE OF NEW YORK)
) ss.
COUNTY OF NEW YORK)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Frank Lambrinos, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Authorized Signatory of ROYAL BANK OF CANADA, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at New York, this 21 day of day of November, 2016.

KAREN MARKMAN
Notary Public

My Commission Expires: 03-09-2019

UBS AG, Stamford Branch, as Lender

By:    DARLENE ARIAS
Name:    Darlene Arias
Title:    Director

By:    CRAIG PEARSON
Name:    Craig Pearson
Title:    Associate Director

STATE OF CONNECTICUT)
) ss.
COUNTY OF FAIRFIELD)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Darlene Arias and Craig Pearson, to me known and known to me, who, being by me first duly sworn, declared that they are the Director and Associate Director, respectively, of UBS AG, Stamford Branch, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Stamford, CT this 18th day of day of November, 2016.

MYRA Y. VELEZ
Notary Public

My Commission Expires: January 31, 2021

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:    NICK SCHMIESING
Name:    Nick Schmiesing
Title:    Director

STATE OF NORTH CAROLINA)
) ss.
COUNTY OF MECKLENBURG)

Personally appeared before me, the undersigned, a Notary Public in and for said County, Nick Schmiesing, to me known and known to me, who, being by me first duly sworn, declared that he/she is a Director of WELLS FARGO BANK, NATIONAL ASSOCIATION, that being duly authorized he/she did execute the foregoing instrument before me for the purposes set forth therein.
IN WITNESS WHEREOF, I have hereto set my hand and official seal at Charlotte, NC this 18th day of day of November, 2016.

SANDRA GRIFFIN
Notary Public

My Commission Expires: 11/23/2019

SCHEDULE 6.18

TO

REVOLVING CREDIT AGREEMENT

PERMITTED DISPOSITIONS

ENTITY NAME

Bornish Wind Holdings, LP
Bornish Wind Holdings GP, ULC
Bornish Wind Holdings GP, LLC
Bornish Wind LP, ULC
East Durham Wind, ULC
East Durham Wind Holdings, LP
East Durham Wind Holdings GP, ULC
East Durham Wind Holdings GP, LLC
Goshen Wind, ULC
Goshen Wind Holdings, LP
Goshen Wind Holdings GP, ULC
Goshen Wind Holdings GP, LLC
Kerwood Wind, ULC
Kerwood Wind Holdings, LP
Kerwood Wind Holdings GP, ULC
Kerwood Wind Holdings GP, LLC
Jericho Wind, ULC
Jericho Wind Holdings, LP
Jericho Wind Holdings GP, ULC
Jericho Wind Holdings GP, LLC
Varna Wind, ULC
Varna Wind Holdings, LP
Varna Wind Holdings GP, ULC
Varna Wind Holdings GP, LLC